SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





                          Date of Report: May 23, 2001





                      BRITTON & KOONTZ CAPITAL CORPORATION
               (Exact name of issuer as specified in its charter)





                                                                  64-0665423
       Mississippi                    0-22606                   (IRS Employer
(State of Incorporation)       Commission File Number        Identification No.)





                   500 Main Street, Natchez, Mississippi 39120
                    (Address of principal executive offices)





                            Telephone: (601)445-5576

                      BRITTON & KOONTZ CAPITAL CORPORATION
                                 AND SUBSIDIARY


                                      INDEX









Item 5.  Other Events.

                  The contents of Exhibit 20 to this Form 8-K are hereby incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  20       Other Documents or Statements to Security Holders.

                                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                           BRITTON & KOONTZ CAPITAL CORPORATION




May 23, 2001                                /S/ W. Page Ogden
                                            ___________________________________
                                            W. Page Ogden
                                            President and Chief Executive
                                            Officer

                                 Exhibits Index






Exhibit
Number          Item



20              Other Documents or Statements to Security Holders


                  Press Release Dated May 23, 2001

Britton & Koontz Capital Corporation


500 Main Street
P O Box 1407
Natchez, MS  39121

601-445-5576
601-445-2488  Fax
http://www.bkbank.com
corporate@bkbank.com


FOR IMMEDIATE RELEASE:             FOR MORE INFORMATION:
May 23, 2001                       W. Page Ogden, President & CEO
for (Nasdaq/Symbol BKBK)           Bazile R. Lanneau, Jr., Vice President & CFO




                 BRITTON & KOONTZ DECLARES SEMI-ANNUAL DIVIDEND


     Natchez, Mississippi (BKBK)-- Britton & Koontz Capital Corporation declared a semi-annual dividend of $.30 per share payable June 15, 2001, to shareholders of record as of May 31, 2001.

     Britton & Koontz Capital Corporation, headquartered in Natchez, Mississippi, is the parent company of Britton & Koontz First National Bank which operates four full service branches in Natchez, one in Vicksburg, Mississippi and two in Baton Rouge, Louisiana. In addition, the Company has a Loan Production Office in Baton Rouge for which a regulatory application to convert the office to a full service branch is pending. As of March 31, 2001, the Company reported assets of $272.8 million and equity of $27.1 million. The Companys stock is traded on NASDAQ under the symbol BKBK and the transfer agent is American Stock Transfer & Trust Company. Total shares outstanding amounted to 2,109,055.